UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 20, 2009
Commercial Vehicle Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50890	41-1990662

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7800 Walton Parkway, New Albany, Ohio		43054

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 614-289-5360
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On February 20, 2009, Commercial Vehicle Group, Inc. (the “Company”) announced that its senior management team volunteered to take a 10 percent reduction in base salary effective immediately as part of the Company’s ongoing efforts to align costs for 2009 with the expected decline in the Company’s end markets. A copy of the press release announcing the base salary reduction is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description

99.1	Press release issued February 20, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial Vehicle Group, Inc.
February 23, 2009	By:	/s/ Chad M. Utrup
		Name:	Chad M. Utrup
		Title:	Chief Financial Officer

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